Exhibit 99.1

HUNTINGTON BANCSHARES INCORPORATED

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$560,516,000 PRINCIPAL AMOUNT OF ITS

2.487% FIXED-TO-FIXED RATE SUBORDINATED NOTES DUE 2036, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR

AN EQUAL PRINCIPAL AMOUNT OF

2.487% FIXED-TO-FIXED RATE SUBORDINATED NOTES DUE 2036

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK

CITY TIME, ON [                ], 2022 (THE “EXPIRATION DATE”) UNLESS EXTENDED.

The Exchange Agent is:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Hand, Registered, Certified or

Express Mail or by Overnight Courier:

The Bank of New York Mellon Trust Company, N.A.,

as Exchange Agent

c/o The Bank of New York Mellon Trust Company,

N.A. Corporate Trust Operations –

Reorganization Unit

2001 Bryan Street, 10th Floor

Dallas, TX 75201

Attn: Joseph Felicia

For Information or Confirmation by Email or Telephone:

Ct_Reorg_Unit_Inquiries@bnymellon.com

315-414-3349

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Only hard copies of this Letter of Transmittal or presentations via The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”) will be accepted.

Questions and requests for assistance or for additional copies of the Prospectus or of the Letter of Transmittal and or related materials must be directed to the Exchange Agent by calling 315-414-3349.

The undersigned acknowledges receipt of the Prospectus dated [•], 2022 (the “Prospectus”) of Huntington Bancshares Incorporated (the “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Issuer’s offer (the “Exchange Offer”) to exchange all of its outstanding 2.487% Fixed-to-Fixed Rate Subordinated Notes due 2036 (CUSIP No. 446150 AW4, U44750 AA2 and ISIN US446150AW47, USU44750AA27) (the “Restricted Notes”), issued by the Issuer on August 16, 2021 and September 8, 2021 in private offers, that are validly tendered and not validly withdrawn for an equal principal amount of the respective series of the Issuer’s 2.487% Fixed-to-Fixed Rate Subordinated Notes due 2036 (CUSIP No. 446150 AX2 and ISIN No. US446150AX20) (the “Registered Notes”) the offer of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Issuer is registering the Exchange Offer in reliance on the position of the staff of the U.S. Securities and Exchange Commission (the “Staff”) enunciated in Exxon Capital Holdings Corporation (April 13, 1989), Morgan Stanley & Co. Incorporated (June 5, 1991) and Shearman & Sterling (July 2, 1993).

The terms of the Registered Notes to be issued in the Exchange Offer are substantially identical in all material respects to the Restricted Notes, except that the Registered Notes will not be subject to restrictions on transfer. The Issuer is not making the Exchange Offer to holders of the Restricted Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction. Nor will the Issuer also accept surrenders for exchange from holders of the Restricted Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or blue sky laws of such jurisdiction.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE

LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF RESTRICTED NOTES TENDERED HEREWITH
Name(s) and Address(es) of Registered Holder(s) (Please fill in)		Aggregate Principal Amount Represented by Restricted Notes*	Principal Amount Tendered**

Total:

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Restricted Notes. See instruction 2.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Restricted Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Restricted Notes are held of record by DTC.

☐	CHECK HERE IF REGISTERED NOTES ARE TO BE ISSUED TO A PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐	CHECK HERE IF REGISTERED NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐

CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED RESTRICTED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Restricted Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer that purchased Restricted Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Restricted Notes indicated above. Unless otherwise indicated above, the undersigned will be deemed to have tendered the full aggregate principal amount represented by the Restricted Notes. Subject to, and effective upon, the acceptance for exchange of any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Restricted Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Restricted Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Restricted Notes and to acquire Registered Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Restricted Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Restricted Notes or transfer ownership of such Restricted Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Restricted Notes by the Issuer and the issuance of Registered Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement dated as of August 16, 2021 (the “Registration Rights Agreement”), between the Issuer, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Huntington Securities, Inc., and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement.

The undersigned understands that tenders of Restricted Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Restricted Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Restricted Notes.

By tendering Restricted Notes and executing this Letter of Transmittal, the undersigned represents that (i) the holder is not an “affiliate” of the Issuer or CPCo within the meaning of Rule 405 under the Securities Act or, if such an affiliate, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable in connection with the resale of the Registered Notes; (ii) the holder is not engaging in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of the Registered Notes in violation of the provisions of the Securities Act; (iii) the holder is acquiring any Registered Notes to be received by it in its ordinary course of business; and (iv) if the holder is a broker-dealer that will receive the Registered Notes for its own account in exchange for the Restricted Notes that were acquired as a result of market-making or other trading activities, such holder will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) meeting the requirements of the Securities Act in connection with any resales of the Registered Notes. If the undersigned or the person receiving such Registered Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Registered Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that all resales of the Registered Notes must be made in compliance with applicable state securities or blue sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Registered Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or blue sky laws in connection with resales.

Any holder of Restricted Notes using the Exchange Offer to participate in a distribution of the Registered Notes (i) cannot rely on the position of the Staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable but tendered Restricted Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

All Registered Notes delivered in exchange for tendered Restricted Notes and any Restricted Notes delivered herewith but not exchanged, in each case if registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Restricted Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Restricted Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE

(Complete accompanying IRS Form W-9 or IRS Form W-8, as applicable)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Registered Notes hereby tendered or in whose name Registered Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))
Date

Name(s)
(Please Print)

Capacity (full title)

Address
(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 3)

Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm
(Include Zip Code)

Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

(Complete accompanying IRS Form W-9 or

IRS Form W-8, as applicable)

To be completed ONLY if Registered Notes or Restricted Notes not tendered are to be issued in the name of someone other than the registered holder of the Restricted Notes whose name(s) appear(s) above.

Issue: ☐ Restricted Notes not tendered to:

          ☐ Registered Notes to:

Name(s):

(Please Print)

Address:

(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Registered Notes or Restricted Notes not tendered are to be delivered to the registered holder(s) at an address other than that shown above.

Deliver: ☐ Restricted Notes not tendered to:

              ☐ Registered Notes to:

Name(s):

Address:

(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal.

A holder of Restricted Notes may tender the same by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the Restricted Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

Holders of Restricted Notes may tender Restricted Notes by book-entry transfer by crediting the Restricted Notes to the Exchange Agent’s account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Restricted Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Restricted Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participants identified in the Agent’s Message.

The method of delivery of this Letter of Transmittal, the Restricted Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery. No Restricted Notes or Letters of Transmittal should be sent to the Issuer. The Issuer reserves the right to reject any particular Restricted Note not properly tendered, or any acceptance that might, in the Issuer’s judgment, be unlawful. The Issuer also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Restricted Note before the expiration date. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured before the expiration date.

The Exchange Agent must receive the book-entry confirmation, together with this properly completed and duly executed Letter of Transmittal or Agent’s Message with any required signature guarantees and any other documents required by this Letter of Transmittal, prior to the Expiration Date, all as provided in the Prospectus.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange.

2. Partial Tenders (not applicable to holders that tender by book-entry transfer); Withdrawals.

If less than the entire principal amount of Restricted Notes is tendered, the tendering holder must fill in the aggregate principal amount of Restricted Notes tendered in the box entitled “Description of Restricted Notes Tendered Herewith.” All Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

To be effective with respect to the tender of Restricted Notes, a written notice of withdrawal must specify the name of the person who tendered the Restricted Notes to be withdrawn, identify the Restricted Notes to be withdrawn (including the principal amount of such Restricted Notes and, if applicable, the registration numbers and total principal amount of such Restricted Notes) and, where certificates for Restricted Notes have been transmitted, specify the name in which such Restricted Notes were registered if different from that of the withdrawing holder. Any such notice of withdrawal must also be signed by the person having tendered the Restricted Notes to be withdrawn in the same manner as the original signature on the letter of transmittal by which these Restricted Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to permit the trustee for the Restricted Notes to register the transfer of these Restricted Notes into the name of the person having made the original tender and withdrawing the tender and, if applicable because the Restricted Notes have been tendered through the book-entry procedure, specify the name and number of the participant’s account at DTC to be credited if different than that of the person having tendered the Restricted Notes to be withdrawn.

If Restricted Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such Restricted Notes, the withdrawing holder must also submit the serial numbers of the particular securities to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution (as defined below) unless such holder is an Eligible Guarantor Institution.

If Restricted Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Restricted Notes and otherwise comply with the procedures of such facility. The Issuer will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices, and the Issuer’s determination shall be final and binding on all parties. The Issuer will deem any Restricted Notes so withdrawn not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to their holder without cost to the holder (or, in the case of Restricted Notes tendered by book-entry transfer into the Exchange Agent’s account of DTC according to the procedures described above, such Restricted Notes will be credited to an account maintained with DTC for Restricted Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “Procedures for Tendering the Restricted Notes” in the Prospectus at any time prior to the expiration time.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Restricted Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Restricted Notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of Restricted Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Restricted Notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Restricted Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Restricted Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Restricted Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4. Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Restricted Notes not exchanged are to be issued or delivered, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and, as described in Instruction 8, a duly completed IRS Form W-9 or IRS Form W-8, as applicable, must be provided. Holders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5. Transfer Taxes.

If Restricted Notes for principal amounts not tendered or accepted for exchange are to be registered or issued in the name of any person other than the registered holder of the Restricted Notes tendered, or if tendered Restricted Notes or Registered Notes are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any other reason, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the applicable holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such applicable holder.

6. Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. Taxpayer Information; IRS Form W-9; IRS Form W-8.

Under U.S. federal income tax law, a tendering holder whose Restricted Notes are accepted for exchange for Registered Notes may be subject to backup withholding on reportable payments made on the Registered Notes unless the holder provides the Exchange Agent, Issuer, or other payor with its correct taxpayer identification number (“TIN”) and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided below, or otherwise establishes an exemption. If the Exchange Agent, Issuer or other payor is not provided with the correct TIN or an adequate basis for an exemption, a holder may be subject to a penalty imposed by the IRS, and backup withholding (currently, at a rate of 24%) may apply to any reportable payments on the Registered Notes made to such holder. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent, Issuer or other payor is provided with a TIN. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely provided to the IRS.

To prevent backup withholding on reportable payments made on the Registered Notes, each holder that is a “United States person” for U.S. federal income tax purposes should provide a properly completed and executed IRS Form W-9. Please see the instructions to the enclosed IRS Form W-9 for further information.

Certain holders (including, among others, generally all corporations and certain non-U.S. persons) are not subject to backup withholding. Exempt U.S. holders may establish their exempt status on IRS Form W-9. A non-U.S. holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, Form W-8BEN-E, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury, attesting to that holder’s exempt status. The applicable IRS Form W-8 can be obtained from the IRS website at www.irs.gov.

9. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: This Letter of Transmittal (together with Restricted Notes or confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification â–ºGo to www.irs.gov/FormW9 for instructions and the latest information. Give Form to the requester. Do not send to the IRS. Print or type See Specific Instructions on page 3. 1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. ï,£ Individual/sole proprietor or ï,£ C Corporation ï,£ S Corporation ï,£ Partnership ï,£ Trust/estate single-member LLC ï,£ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) â–º Note. Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. ï,£ Other (see instructions) â–º 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from FATCA reporting code (if any)     (Applies to accounts maintained outside the U.S.) 5 Address (number, street, and apt. or suite no.) See instructions. Requester’s name and address (optional)     6 City, state, and ZIP code    7 List account number(s) here (optional) Part I    Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number    –                 or Employer identification number                Part II                Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person â–º Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid) • Form 1099-DIV (dividends, including those from stocks or mutual funds) • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds) • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers) • Form 1099-S (proceeds from real estate transactions) • Form 1099-K (merchant card and third party network transactions) • Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition) • Form 1099-C (canceled debt) • Form 1099-A (acquisition or abandonment of secured property)    Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.    If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Form W·9 (Rev. 10·2018) Page 2 By signing the filled-out form, you: Ex8111ple. Article 20 of the U.S.·China income tax treaty allows an 1. Certify that the TIN you are giving is correct (or you are waiting for a exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this number to be issued), student will become a resident alien for tax purposes if his or her stay in 2. Certify that you are not subject to backup withholding, or the United States exceeds 5 calendar years. However, paragraph 2 of 3. Claim exemption from backup withholding if you are a u.s. exempt the first Protocol to the U.S.-China treaty (dated April30, 1984) allows payee. If applicable, you are also certify ing that as a U.S. person, your the provisions of Article 20 to continue to apply even after the Chinese allocable share of any partnership income from a U.S. trade or business student becomes a resident alien of the United States. A Chinese is not subject to the withholding tax on foreign partners’ share of student who qualifies for this exception (under paragraph 2 of the first effectively connected income, and protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form 4. Certify that FATCA code(s) entered on this form (If any) indicating W-9 a statement that includes the information described above to that you are exempt from the FATCA reporting, is correct. See WIJat is support that exemption. FATCA reponing, later, for further information. Note: If you are a U.S. person and a requester gives you a form other If you are a nonresident alien or a foreign entity, give the requester th e appropriate completed Form W-8 or Form 8233. than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are Backup Withholding considered a U.S. person if you are: What is backup withholding? Persons making certain payrments to you • An individual who is a U.S. citizen or U.S. resident alien; must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be • A partnership. corporation, company, or association created or subject to backup withholding include interest, tax-exempt interest, organized in the United States or under the laws of the United States: dividends, broker and barter exchange transactions, rents, royalties, • An estate (other than a foreign estate); or nonemployee pay, payments made in settlement of payment card and • A domestic trust (as defined in Regulations section 301.7701-7). third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup Special rules for partnerships. Partnerships that conduct a trade or withholding. business in the United States are generally required to pay a withholding You will not be subject to backup withholding on payments you tax under section 1446 on any foreign partners’ share of effectively receive if you give the requester your correct TIN, make the proper connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 certifications, and report all your taxable interest and dividends on your require a partnership to presume that a partner is a foreign person, and tax return. pay the section 1446 withholding tax. Tlherefore, if you are a U.S. person Payments you receive will be subject to backup withholding if: that is a partner in a partnership conducting a trade or business in the 1. You do not fumish your TIN to the requester, United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of 2 . You do not certify your TIN when require.d (see the instructions for partnership income. Part II for details), 3 . The IRS tells the requester that you furnished an incorrect TIN, In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding 4. The IRS tells you that you are subject to backup withholding withholding on its allocable share of net income from the partnership because you did not report all your interest and dividends on your tax conducting a trade or business in the United States. retum (for reportable interest and dividends only), or • In the case of a disregarded entity witih a U.S. owner, the U.S. owner 5. You do not certify to the requester that you are not subject to of the disregarded entity and not the entity; backup withholding under 4 above (for reportable interest and dividend • In the case of a grantor trust with a U.S. grantor or other U.S. owner. accounts opened after 1983 only). generally, the U.S. grantor or other U.S. owner of the grantor trust and Certain payees and payments are exempt from backup withholding. not the trust; and See Exempt payee code, later, and the separate 1nstn1ctions for the Requester of Form W-9 for more information. • In the case of a U.S. trust (other than a grantor trust). the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Also see Special 1U/es for partneiShips, earlier. Foreign person. If you are a foreign person or th e U.S. branch of a What is FATCA Reporting? foreign bank that has elected to be treated as a u.s. person, do not use Form W-9. Instead, use the appropriate. Form W-8 or Form 8233 (see The Foreign Account Tax Compliance Act (FATCA) requires a Pub. 5 15, Withholding of Tax on Nonresident Aliens and Foreign participating foreign financial institution to report all United States Entities). account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA Nonresident alien who becomes a resident alien. Generally, only a reporting code, later. and the Instructions for the Requester of Form nonresident alien individual may use the terms of a tax treaty to reduce W-9 for more information. or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions Updating Your Information specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise You must provide updated information to any person to whom you become a u.s. resident alien for tax purposes. claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this If you are a U.S. resident alien who is relying on an exception person. For example, you may need to provide updated information if contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement you are a C corporation that elects to be an S corporation, or if you no to Form W-9 that specifies the following fi ve items. longer are tax exempt. In addition, you must furnish a new Form W-9 if 1. The treaty country. Generally, this must be the same treaty under the name or Tl N changes for the account; for example. if the grantor of a which you claimed exemption from tax as a nonresident alien. grantor trust dies. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the Penalties saving clause and its exceptions. Failure to furnish TIN. If you fail to furnish your correct TIN to a 4 . The type and amount of income that qualifies for the exemption requester. you are subject to a penalty of $50 for each such1failure    from tax. unless your failure is due to reasonable cause and not to wilnul neglect. 5. Sufficient facts to justify the exemption from tax under the terms of Civil penalty for false inf ormation wit h respect to withholding. If you the treaty article. make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W·9 (Rev. 10·2018) Page 3 Criminal penalty for falsifying information. Willfully falsifying IF the entity/person on line 1 is THEN check the box for ... certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment . a(n) ... • Corporation Corporation Misuse of TINs. If the requester discloses or uses TINs in violation of federal law. the requester may be subject to civil and criminal penalties. • Individual Individual/sole proprietor or single- • Sole proprietorship, or member LLC Specific Instructions • Single-member limited liability Line 1 company (LLC) owned by an individual and disregarded for U.S. You must enter one of the following on this line; do not leave this line federal tax purposes. blank. The name should match the name on your tax return. • LLC treated as a partnership for Limited liability company and enter If this Form W·9 is for a joint account (oth er than an account U.S. federal tax purposes, the appropriate tax classification. maintained by a foreign financial institution (FFI)), list first, and then (P= Partnership; C= C corporation; circle, the name of the person or entity whose number you entered in • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or S= S corporation) Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must or • LLC that is disregarded as an provide a Form W·9. entity separate from its owner but a. Individual. Generally, enter th e name shown on your tax return. If the owner is another LLC that is you have changed your last name without informing the Social Security not disregarded for U.S. fed eral tax Administration (SSA) of the name change, enter your first name, the last purposes. name as shown on your social security card, and your new last name. • Partnership Partnership Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a . This should also be the same as the • Trust/estate Trust/estate name you entered on the Form 1040/1 040N1040EZ    you filed with your Line 4, Exemptions application. If you are exempt from backup withholding and/or FATCA reporting, b. Sole proprietor or single-member LLC. Enter your individual enter in the appropriate space on line 4 any code(s) that may apply to name as shown on your 1040/1040N1 040EZ    on line 1. You may enter you. your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C Exempt payee code. corporation, or S corporation. Enter the entity’s name as shown on the • Generally, individuals (Including sole proprietors) are not exempt from entity’s tax return on line 1 and any business, trade, or DBA name on backup withholding. line 2. • Except as provided below, corporations are exempt from backup d. Other entities. Enter your name as shown on required U.S. federal withholding for certain payments, including interest and dividends. tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any • Corporations are not exempt from backup withholding for payments business, trade, or DBA name on line 2. made in settlement of payment card or third party network transactions. • Corporations are not exempt from backup withholding with respect to e. Disregarded entity. For u.s. federal tax purposes, an entity that is attorneys’ fees or gross proceeds paid to attorneys, and corporations disregarded as an entity separate from its owner is treated as a that provide medical or health care services are not exempt with respect “disregarded entity.” See Regulations section 301 .7701-2(c)(2)(iii). Enter to payments reportable on Form 1099-MISC. the owner’s name on line 1. The name of the entity entered on line 1 The following codes identify payees that are exempt from backup should never be a disregarded entity. The name on line 1 should be the withholding. Enter the appropriate code in the space in line 4. name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded 1-An organization exempt from tax under section 501(a), any IRA, or entity for U.S. federal tax purposes has a single owner that is a U.S. a custodial account under section 403(b )(7) if the account satisfies the person, the U.S. owner’s name is required to be provided on line 1. If requirements of section 401(f)(2) the direct owner of the entity is also a disregarded entity, enter the first 2-The United States or any of its agencies or instrumentalities owner that is not disregarded for federal tax purposes. Enter the 3-Astate, th e District of Columbia, a U.S. commonwealth or disregarded entity’s name on line 2, “Business name/disregarded entity possession, or any of their political subdivisions or instrumentalities name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. 4-A foreign government or any of its political subdivisions, agencies, This is the case even if the foreign person has a U.S. TIN. or instrumentalities Line 2 5-Acorporation 6-A dealer in securities or commodities required to register in the If you have a business name, trade name, DBA name, or disregarded United States, the District of Columbia, or a U.S. commonwealth or entity name, you may enter it on line 2. possession Line 3 7-A futures commission merchant registered with the Commodity Check the appropriate box on line 3 for the u.s. federal tax Futures Trading Commission classification of the person whose name is entered on line 1. Check only 8-Areal estate investment trust one box on line 3. 9-An entity registered at all times during the tax year under the Investment Company Act of 1940 10-A common trust fund operated by a bank under section 584(a) 11 -A financial institution 12-A middleman known in the investment community as a nominee or custodian 13-A trust exempt from tax under section 664 or described in section 4947

F01m W · 9 (Rev. 10·2018) Page 4    The following chart shows types of payments that may be exempt M-A tax exempt trust under a section 403(b) plan or section 457(g) from backup withholding. The chart applies to the exempt payees listed plan above, 1 through 13 Note: You may wish to consult with the financial institution requesting IF the payment is for . . . THEN the payment is exempt this form to determine whether the FATCA code and/or exempt payee for ... code should be completed.    Interest and dividend payments AU exempt payees except Line 5 fo:r 7 Enter your address (number. street, and apartment or suite number). Broker transactions Exempt payees 1 through 4 and 6 This is where the requester of this Form W-9 will mail your information through 11 and all C corporations. returns. If this address differs from the one the requester alr·eady has on S corporations must not enter an file, write NEW at the top. If a new address is provided, ther·e is still a exempt payee code because they chance the old address will be used until the payor changes your are exempt only for sales of address in their records. noncovered securities acquired Line 6 prtorto2012. Enter your city, state, and ZIP code. Barter exchange transactions and Exempt payees 1 through 4 patronage dividends Part I. Taxpayer Identification Number (TIN) Payments over $600 required to be Generally, exempt payees Enter your TIN in the appropriate box. If you are a resident alien and reported and direct sales over 1 t hrough 52 you do not have and are not eligible to get an SSN, your TIN is your IRS 1 individual taxpayer identification number (ITIN). Enter it in the social $5,000 security number box. Hyou do not have an ITIN, see How to get a TIN Payments made in settlement of Exempt payees 1 through 4 below. payment card or third party network H you are a sole proprietor and you have an EIN, you may enter either transactions your SSN or EIN. 1 If you are a single-member LLC that is disregarded as an entity See Form 1099-MISC, Miscellaneous Income, and its instructions. separate from its owner. enter the owner’s SSN (or EIN. if th e owner has 2 However. the following payments made to a corporation and one). Do not enter the disregarded entity’s EIN. If the LLC is classified as reportable on Form 1099-MISC are not exempt from backup a corporation or partnership, enter the entity’s EIN. withholding: medical and health care payments, attorneys’ fees, gross Note: See What Name and Number To Give the Requester, later, for proceeds paid to an attorney reportable under section 6045~). and further clarification of name and TIN combinations. payments for services paid by a federal executive agency. How to get a TIN. If you do not have a TIN, apply for one immediately. Exemptior1 from FATCA report ing c ode. The following codes identify Form payees that are exempt from reporting under FATCA . These codes To apply for an SSN, get ss-s. Application lor a Social Security Card, from your local SSA office or get this form online at apply to persons submitting this form for accounts maintained outside www.SSAgov. You may also get this form by calling 1-800-772-1213. of the United States by certain foreign financial institutions. Therefore, if Use Form W-7, Application for IRS Individual Taxpayer Identification you are only submitting this form for an account you hold in the United Number, to apply for an ITIN, or Form $8-4, Application for Employer States. you may leave this field blank. Consult with the person Identification Number, to apply for an EIN. You can apply lor an EIN requesting this form if you are uncertain if the financial institution is online subject to these requirements. A requester may indicate that a code is by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer lden@cation Number (EIN) under Starting a not required by providing you with a Form W-9 with “Not Applicable” (or Business. Go to www.irs.gov/Forms to view, download, or print Form any similar indication) written or printed on the line for a FATCA W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderFotms to exemption code. place an order and have Form W-7 and/or SS-4 mailed to you within 10 A- An organization exempt from tax under section 501(a) or any business days. individual retirement plan as defined in section 7701(a)(37)    If you are asked to complete Form W-9 but do not have a TIN, apply B- The United States or any of its agencies or instrumentalities for a TIN and write “Applied For” in the space for the TIN, sign and date C-A state, the District of Columbia, a U.S. commonwealth or the form, and give it to the requester. For interest and dividend possession, or any of their political subdivisions or instrumentalities payments, and certain payments made with respect to read ily tradable instruments, generally you will have 60 days to get a TIN and give it to 0—A corporation the stock of which i s regularly traded on one or the requester before you are subject to backup withholding on more established securities markets, as described in Regulations payments. The 60-day rule does not apply to other types of payments. section 1.1472·1(c)(1)(i) withholding You will be subject to backup on all such payments until E-A corporation that is a member of the same expanded affiliated you provide your TIN to the requester. group as a corporation described in Regulations section 1.1472-1(c)(1Xi) Not e: Entering “Applied For” means that you have already applied for a F- A dealer in securities, commodities, or derivative financial TIN or that you intend to apply for one soon. instruments (Including notional principal contracts, futures, forwards, Caution: A disregarded U.S. entity that has a foreign owner must use and options) that is registered as such under the laws of the United the appropriate Form W-8. States or any state G- A real estate investment trust Part II. Certification H-A regulated investment company as defined in section 851 or an entity registered at all times during the t ax year under the Investment To establish to the withholding agent that you are a U.S. person, or Company Act of 1940 resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4. or 5 below indicates otherwise. 1-A common trust fund as defined in section 584(a) For a joint account, only the person whose TIN is shown in Part 1 J- A bank as defined in section 581 should sign (When required). In the case of a disregarded entity, the K- Abroker person identified on line 1 must sign. Exempt payees, see Exempt payee L- A trust exempt from tax under section 664 or described in section code, earlier. 4947(aX1) Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W·9 (Rev. 10·2018) Page 5 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. For this type of account: Give name and EIN of: 14 Account with lhe Deparlrner>l of TI1e public enlity You must give your correct TIN, but you do not have to sign the Agriculhxe in the name of a public certification. ent1 1y (such as a state or local 2. Interest, dividend, broker, and barter exchange accounts government, school d1stnct, or opened after 1983 and broker accounts considered inactive during prison) that receives agricultural 1983. You must sign th e certification or backup withholding w ill apply. II program paymenls you are subject to backup w ithholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the 15. Grantor !rust filing under the F01m The trust certification before signing the form. 1041    Filing Method or the Optional Form I 001) Filing Melhod 2 {soo 3 . Real estate transactions. You must sign the certification. You may RegulatiOilssection 1.671-4(b)(2)(i)(8}) cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not 1 List first and circle the name of the person whose number you furnish. have to sign the certification unless you have been notified that you If only one person on a joint account has an SSN, that person’s number have previously given an incorrect TIN. “Other payments” include must be furnished. payments made in the course of the requester’s trade or business lor 2 Circle the minor’s name and furnish the minor’s SSN. rents, royalties, goods (other than bills for merchandise), medical and health care services Qncluding payments to corporations), payments to 3 You must show your individual name and you may also enter your a nonemployee for services, payments made in settlement of payment business or DBA name on the “Business name/disregarded entity” card and third party network transaction s, payments to certain fishing name line. You may use either your SSN or EIN Of you have one), but the boat crew members and fishermen, and gross proceeds paid to IRS encourages you to use your SSN. attorneys (including payments to corporations). • List first and circle the name of the trust. estate. or pension trust . (Do 5. Mortgage interest paid by you, acquisition or abandonment of llot furnish the TIN of the persollal representative or trustee unless the secured property, cancellation of debt, qualified t uition program legal entity itself is not designated in the account title.) Also see Special payments (under section 529), ABLE accounts (under section 529A), IUies for pa1tnerships, earlier. IRA, Coverdell ESA, Archer MSA or HSA contributions or *Note: The grantor also must provide a Form W-9 to trustee of trust. distributions, and pension distributions. You must give your correct Note: II no name is circled When more than one name is listed, the TIN, but you do not have to sign the certification. llumber will be considered to be that of the first llame listed. What Name and Number To Give the Requester Secure Your Tax Records From Identity Theft For this type of account: Give name and SSN of: Identity th eft occurs when someone uses your personal information ! .Individual TI1e individual such as your name, SSN, or other identifying information, without your 2. Two or more Individuals 001nt Tho actual owner of the account or, 1f permission, to commit fraud or other crimes. All identity thief may use account) other than an account combined fLnds, the hrst 1nd1V1dual on your SSN to get a job or may file a tax return using your SSN to receive maintained by an FFI 1 a refund. the account 3. Two or more U.S. pe1sons Each holder of the account To reduce your risk: fjoint account maintained by an FFI) o Protect your SSN, 4. Custodial account of aminO< TI1e minor2 o Ensure your employer is protecting your SSN , and (Uniform Gill 10 Minors Acl) Be careful when choosing a tax preparer. o S. a. TI1e usual 1evocable savings bus! TI1e g1anlor· huslee 1 (granlor is also truslee) II your tax records are affected by identity theft and you receive a b. So-called !rust accounl that is not Tho actual owner’ llotice from the IRS, respond right away to the name and phlone number a legal or valid trust under state law printed on th e IRS notice or letter. If your tax records are not currently affected by identity theft but you 6. Sole proprietorShip or diSregarded TI1e wmer3 think you are at risk due to a lost or stolen purse or w allet, questionable enlily owned by an individual credit card activity or credit report, contact the IRS Identity Theft Hotline 7. Giantor trust filing under Optional TI1e gralltor’ at 1·800·908·4490 or submit Form 14039. Form 1099    f ll1ng Method I (see For more information, see Pub. 5027, Identity Theft Information for Regula lions section 1.671-4(b)(2)(i) Taxpayers. (A)) Victims of identity theft w ho are experiencing economic harm or a For this type of account: Give name and EIN of: systemic problem, or are seeking help in resolving tax problems that 8. Oisrega.ded enlity not owned by an TI1e owner have not been resolved through normal channels, may be eligible for individual Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling theTAS toll-free case intake line at 1·877-777-4778 •or TIY/TDD 9. A valid lrusl, eslale, m pension bus! Legal entity’ 1-800-829-4059. 10. Corporatior1or    LLC elecling TI1e <XJ<poralion Protect yourself from suspicious ernails or phishing schemes. ol’•porale slalus or1 form 8832 or Form 2553 Phishing is th e creation and use of email and w ebsites designed to mimic legitimate business emails and websites. The most corllmon act 1 I. Assoc1abor1, club, rellg1ous, Tho organ1zation is sending all email to a user falsely claiming to be an established chantable, educatioml, or other tax· legitimate enterprise in an attempt to scam the user into surrendering exernpl organization pri vate information that w ill be used for identity theft. 12. Partnership or multi-member LLC The partners”‘p 13. A br<>ker or registered nomu1ce TI1o br<>ker or nomlllOO

FO<m W 9 (Rev. 10 2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the Privacy Act Notice IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access Section 6109 of the Internal Revenue Code requires you to provide your information for their credit card, bank, or other financial accounts. correct TIN to persons ~ncluding federal agencies) who are required to If you receive an unsolicited email claiming to be from the IRS, . file information returns with the IRS to report interest, dividends, or forward this message to phishing@irs.gov. You may also report m1suse certain other income paid to you; mortgage int erest you paid; the of the IRS name, logo, or other IRS property to the Treasury Inspector acquisition or abandonment of secured property; the cancellation of General for Tax Administration (TIGTA) at 1-800-366-4484. You can debt; or contributions you made to an IRA, Archer MSA, or HSA The forward suspicious emails to the Federal Trade Commission at person collecting this form uses the information on the form to file them information retums with the IRS, reporting the above information. spam@uce.gov or report at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). Routine uses of this information include giving it to the Department of If you have been the victim of identity theft, see www.ldentityTheft.gov Justice for civil and criminal litigation and to cities, states, the District of and Pub. 5027. Columbia, and U.S. commonwea~hs and possessions lor use in administering their laws. The information also may be disclosed to other Visit www.irs.gov/ldentityTheft to leam more about identity theft and countries under a treaty, to federal and state agencies to enforce civil how to reduce your risk. and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.